Sales and advertising expense	6 Months Ended
Jun. 30, 2026
Sales and advertising expense
Sales and advertising expense
24 Sales and advertising expense
Sales and advertising expense is comprised of the following:

	For the three months ended June 30		For the six months ended June 30
In thousands of USD	2025	2026	2025	2026
Staff costs	1,302	1,140	2,389	2,323
Advertising campaigns	2,192	3,755	3,618	6,924
Selling expenses	657	622	1,246	1,348
Sales and advertising expense	4,151	5,517	7,253	10,595
Sales and advertising expense increased by 46.1% from USD7,253 thousand in the six months ended June 30, 2025 to USD10,595 thousand in the six months ended June 30, 2026. The increase reflects higher marketing investments to support customer acquisition and engagement, while maintaining efficiency through targeted and performance-driven campaigns.